UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2018

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging grown company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Succession Plan

On January 9, 2018, Bryan Sheffield, Chairman of the Board and Chief Executive Officer of Parsley Energy, Inc. (the “Company”) informed the Board of Directors (the “Board”) of the Company that he intends to step down from his position as the Company’s Chief Executive Officer effective January 1, 2019 (the “Transition Date”). The Board, upon the recommendation of its Nominating and Governance Committee (the “Nominating and Governance Committee”), has approved a succession plan pursuant to which, as of the Transition Date, Mr. Sheffield would remain with the Company in the role of Executive Chairman of the Board, and Matt Gallagher, currently the Company’s President and Chief Operating Officer, would succeed Mr. Sheffield as the Company’s Chief Executive Officer and be appointed as the Company’s President and Chief Executive Officer. Until such time, Mr. Gallagher will continue to serve as the Company’s President and Chief Operating Officer. Additional information regarding the terms of Mr. Gallagher’s existing Employment Agreement is available in the Company’s definitive proxy statement for its 2017 Annual Meeting of Stockholders under the caption “Compensation Discussion and Analysis,” and such information is incorporated herein by reference.

Mr. Sheffield is expected to continue as Executive Chairman of the Board through December 31, 2019, at which time he would retire as an employee and officer of the Company, but continue serving as Chairman of the Board, a non-employee director position. The changes in Mr. Sheffield’s relationship with the Company described above were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices, and the events described in this Current Report on Form 8-K (this “Report”) are conditioned on Mr. Gallagher’s actual assumption of the position of Chief Executive Officer of the Company effective as of the Transition Date.

Mr. Sheffield’s Letter Agreement

The Compensation Committee of the Board (the “Compensation Committee”) has approved the following with respect to Mr. Sheffield’s compensation for his service as Executive Chairman of the Board (i.e., from the Transition Date, when he steps down as Chief Executive Officer, through the date he is no longer an employee or officer of the Company, which is expected to occur on December 31, 2019):

•	his employment agreement, as amended (the “Employment Agreement”), will remain in effect until such time as he is no longer an employee or officer of the Company; and

•	his base compensation, benefits, and the limited perquisites to which he is entitled will remain at the same level as in effect immediately prior to the Transition Date and he will be eligible to receive an annual cash bonus for the 2019 fiscal year; however, he will not be granted new equity awards while he is serving as Executive Chairman.

Upon his retirement as an employee and officer of the Company, expected to occur on December 31, 2019, Mr. Sheffield will be compensated as a non-employee director while he remains on the Board as Chairman, and he will no longer be entitled to any compensation as an employee or officer of the Company. The Company and Mr. Sheffield entered into a letter agreement memorializing these terms on January 9, 2018, which is attached as Exhibit 10.1 to this Report and incorporated herein by reference. Additional information regarding the terms of Mr. Sheffield’s existing Employment Agreement is available in the Company’s definitive proxy statement for its 2017 Annual Meeting of Stockholders under the caption “Compensation Discussion and Analysis,” and such information is incorporated herein by reference.

Director Appointment

On January 9, 2018, the Board, upon the recommendation of its Nominating and Governance Committee, appointed Matt Gallagher to the Board as a Class III director, with a term expiring at the 2020 annual meeting of stockholders, and until he is either re-elected or his successor is elected and qualified. As an employee of the Company, Mr. Gallagher does not meet the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards and will not serve on any committees of the Board.

There are no family relationships between Mr. Gallagher and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between Mr. Gallagher and any other persons pursuant to which he was selected as a director. Mr. Gallagher will not receive any director compensation for serving on the Board.

Additional information regarding Mr. Gallagher’s indemnification agreement with the Company is available in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2014 under the caption “Indemnification Agreements,” and additional biographical information about Mr. Gallagher and information regarding certain additional relationships between Mr. Gallagher and the Company is available in Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2017, and such information is incorporated herein by reference.

Summary of Chief Executive Officer Succession Plan

A summary of the dates and events described in this Report are contained in the table below:

Dates	Event
January 9, 2018	Mr. Gallagher is appointed to the Board as a Class III director.

Through December 31, 2018	Mr. Sheffield continues to serve as Chairman and Chief Executive Officer. Mr. Gallagher continues to serve as President and Chief Operating Officer.

January 1, 2019 (i.e., the Transition Date)

Mr. Sheffield steps down as Chief Executive Officer but remains as an employee and officer of the Company in the role of Executive Chairman.

Mr. Gallagher succeeds Mr. Sheffield as Chief Executive Officer and is appointed as the Company’s President and Chief Executive Officer.

The offices of Chairman and Chief Executive Officer are separated.

December 31, 2019	Mr. Sheffield is expected to retire as an employee and officer of the Company and continue serving as Chairman of the Board thereafter.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s news release announcing the Chief Executive Officer succession plan and appointment of Mr. Gallagher to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1†	Letter Agreement, dated as of January 9, 2018, by and between the Company and Bryan Sheffield.

99.1	News Release, dated January 9, 2018, titled “Parsley Energy Announces CEO Succession Plan.”

†	Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

	By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel
Dated: January 9, 2018

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